UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 15, 2015

ZAP
(Exact name of Registrant as specified in its charter)

California	03-03000	94-3210624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fourth Street Santa Rosa, CA	95401
(Address of principal executive offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers;
                    Election of Directors; Appointment of Certain Officers;
                    Compensation Arrangements of Certain Officers.

Effective May 15, 2015, the Company accepted the resignation of Chi Kwong (“Roy”) Fung as Chief Financial Officer and as a director.  Mr. Fung had submitted his resignation to the Board of Directors on April 15, 2015. Mr. Fung’s resigned for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, accounting policies or practices.

Effective May 15, 2015, the Company appointed Michael Ringstad as Interim Chief Financial Officer, pending the appointment of a new Chief Financial Officer.  Mr. Ringstad currently serves as the Company’s comptroller.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: May 18, 2015	By:	/s/ Chuck Schillings
Chuck Schillings
Co-Chief Executive Officer

3